UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 2, 2014

Books-A-Million, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20664	63-0798460
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 Industrial Lane
  Birmingham, Alabama 35211
 (Address of Principal Executive Offices, including Zip Code)

(205) 942-3737
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        Material Amendment of a Compensatory Arrangement with Named Executive Officer

    On December 2, 2014, the Board of Directors (the “Board”) of Books-A-Million, Inc. (the “Company”) awarded James F. Turner, the Company’s Executive Vice President/ Real Estate and Business Development, with a long-term incentive in the form of units of limited liability company interest in Preferred Growth Properties, LLC, a majority owned subsidiary of the Company through which the Company conducts its real estate development and management operations (the “PGP Interest”).  The PGP Interest will vest in its entirety on October 17, 2019, if Mr. Turner remains an employee of the Company at such time.  The grant date fair value of the PGP interest is $250,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKS-A-MILLION, INC.
By:	/s/ R. Todd Noden
R. Todd Noden Executive Vice President and Chief Financial Officer

Dated: December 8, 2014